EXHIBIT 4.5

                     GMACM HOME EQUITY LOAN TRUST 2000-HE1,

                                     Issuer,


                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,


                                Indenture Trustee

                            ------------------------


                                    INDENTURE

                            ------------------------


                          Dated as of February 28, 2000


                    GMACM HOME EQUITY LOAN-BACKED TERM NOTES


              GMACM HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES

                                Table of Contents

                                                                       Page

ARTICLE I    Definitions.................................................2

      Section 1.01  Definitions..........................................2

      Section 1.02  Incorporation by Reference of Trust Indenture Act....2

      Section 1.03  Rules of Construction................................2

ARTICLE II   Original Issuance Of Notes..................................3

      Section 2.01  Form.................................................3

      Section 2.02  Execution, Authentication and Delivery...............3

ARTICLE III  Covenants...................................................4

      Section 3.01  Collection of Payments with Respect to the
                    Mortgage Loans.......................................4

      Section 3.02  Maintenance of Office or Agency......................4

      Section 3.03  Money for Payments to Be Held in Trust;
                    Paying Agent........................................ 5

      Section 3.04  Existence............................................6

      Section 3.05  Priority of Distributions; Defaulted Interest........6

      Section 3.06  Protection of Trust Estate...........................9

      Section 3.07  Opinions as to Trust Estate.........................10

      Section 3.08  Performance of Obligations; Servicing Agreement.....10

      Section 3.09  Negative Covenants..................................11

      Section 3.10  Annual Statement as to Compliance...................11

      Section 3.11  Recordation of Assignments..........................12

      Section 3.12  Representations and Warranties Concerning the
                    Mortgage Loans......................................12

      Section 3.13  Assignee of Record of the Mortgage Loans............12

      Section 3.14  Servicer as Agent and Bailee of the Indenture
                    Trustee.............................................12

      Section 3.15  Investment Company Act..............................12

      Section 3.16  Issuer May Consolidate, etc.........................13

      Section 3.17  Successor or Transferee.............................14

      Section 3.18  No Other Business...................................15

      Section 3.19  No Borrowing........................................15

      Section 3.20  Guarantees, Loans, Advances and Other Liabilities...15

      Section 3.21  Capital Expenditures................................15

      Section 3.22  Owner Trustee Not Liable for Certificates or
                    Related Documents...................................15

      Section 3.23  Restricted Payment..................................15

      Section 3.24  Notice of Events of Default.........................16

      Section 3.25  Further Instruments and Acts........................16

      Section 3.26  Statements to Noteholders...........................16

      Section 3.27  Determination of Note Rate..........................16

      Section 3.28  Payments under the Policy...........................16

      Section 3.29  Replacement Enhancement.............................17

      Section 3.30  Payments Under the Limited Reimbursement
                    Agreement...........................................17

ARTICLE IV   The Notes; Satisfaction And Discharge Of Indenture.........17

      Section 4.01  The Notes; Increase of Maximum Variable Funding
                    Balance; Variable Funding Notes.....................17

      Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate
                    Registrar...........................................19

      Section 4.03  Mutilated, Destroyed, Lost or Stolen Notes..........21

      Section 4.04  Persons Deemed Owners...............................22

      Section 4.05  Cancellation........................................22

      Section 4.06  Book-Entry Notes....................................22

      Section 4.07  Notices to Depository...............................23

      Section 4.08  Definitive Notes....................................23

      Section 4.09  Tax Treatment.......................................24

      Section 4.10  Satisfaction and Discharge of Indenture.............24

      Section 4.11  Application of Trust Money..........................25

      Section 4.12  Subrogation and Cooperation.........................25

      Section 4.13  Repayment of Monies Held by Paying Agent............26

      Section 4.14  Temporary Notes.....................................26

ARTICLE V    Default And Remedies.......................................27

      Section 5.01  Events of Default...................................27

      Section 5.02  Acceleration of Maturity; Rescission and Annulment..27

      Section 5.03  Collection of Indebtedness and Suits for Enforcement
                    by Indenture Trustee................................28

      Section 5.04  Remedies; Priorities................................30

      Section 5.05  Optional Preservation of the Trust Estate...........31

      Section 5.06  Limitation of Suits.................................32

      Section 5.07  Unconditional Rights of Noteholders to Receive
                    Principal and Interest..............................32

      Section 5.08  Restoration of Rights and Remedies..................33

      Section 5.09  Rights and Remedies Cumulative......................33

      Section 5.10  Delay or Omission Not a Waiver......................33

      Section 5.11  Control by Noteholders..............................33

      Section 5.12  Waiver of Past Defaults.............................34

      Section 5.13  Undertaking for Costs...............................34

      Section 5.14  Waiver of Stay or Extension Laws....................34

      Section 5.15  Sale of Trust Estate................................35

      Section 5.16  Action on Notes.....................................36

      Section 5.17  Performance and Enforcement of Certain
                    Obligations.........................................37

ARTICLE VI   The Indenture Trustee......................................37

      Section 6.01  Duties of Indenture Trustee.........................37

      Section 6.02  Rights of Indenture Trustee.........................39

      Section 6.03  Individual Rights of Indenture Trustee..............39

      Section 6.04  Indenture Trustee's Disclaimer......................40

      Section 6.05  Notice of Event of Default..........................40

      Section 6.06  Reports by Indenture Trustee to Noteholders.........40

      Section 6.07  Compensation and Indemnity..........................40

      Section 6.08  Replacement of Indenture Trustee....................41

      Section 6.09  Successor Indenture Trustee by Merger...............42

      Section 6.10  Appointment of Co-Indenture Trustee or Separate
                    Indenture Trustee...................................42

      Section 6.11  Eligibility; Disqualification.......................43

      Section 6.12  Preferential Collection of Claims Against Issuer....43

      Section 6.13  Representations and Warranties......................44

      Section 6.14  Directions to Indenture Trustee.....................44

      Section 6.15  Indenture Trustee May Own Securities................45

ARTICLE VII  Noteholders' Lists and Reports.............................45

      Section 7.01  Issuer to Furnish Indenture Trustee Names and
                    Addresses of Noteholders............................45
      Section 7.02  Preservation of Information; Communications to
                    Noteholders.........................................45

      Section 7.03  Reports by Issuer...................................45

      Section 7.04  Reports by Indenture Trustee........................46

ARTICLE VIII Accounts, Disbursements and Releases.......................46

      Section 8.01  Collection of Money.................................46

      Section 8.02  Trust Accounts......................................46

      Section 8.03  Officer's Certificate...............................47

      Section 8.04  Termination Upon Distribution to Noteholders........47

      Section 8.05  Release of Trust Estate.............................48

      Section 8.06  Surrender of Notes Upon Final Payment...............48

ARTICLE IX   Supplemental Indentures....................................48

      Section 9.01  Supplemental Indentures Without Consent of
                    Noteholders.........................................48

      Section 9.02  Supplemental Indentures With Consent of Noteholders.50

      Section 9.03  Execution of Supplemental Indentures................51

      Section 9.04  Effect of Supplemental Indenture....................51

      Section 9.05  Conformity with Trust Indenture Act.................52

      Section 9.06  Reference in Notes to Supplemental Indentures.......52

ARTICLE X    Miscellaneous..............................................52

      Section 10.01 Compliance Certificates and Opinions, etc...........52

      Section 10.02 Form of Documents Delivered to Indenture Trustee....54

      Section 10.03 Acts of Noteholders.................................55

      Section 10.04 Notices, etc., to Indenture Trustee, Issuer,
                    Enhancer and Rating Agencies........................55

      Section 10.05 Notices to Noteholders; Waiver......................56

      Section 10.06 Alternate Payment and Notice Provisions.............57

      Section 10.07 Conflict with Trust Indenture Act...................57

      Section 10.08 Effect of Headings..................................57

      Section 10.09 Successors and Assigns..............................57

      Section 10.10 Severability........................................57

      Section 10.11 Benefits of Indenture...............................57

      Section 10.12 Legal Holidays......................................57

      Section 10.13 GOVERNING LAW.......................................57

      Section 10.14 Counterparts........................................58

      Section 10.15 Recording of Indenture..............................58

      Section 10.16 Issuer Obligation...................................58

      Section 10.17 No Petition.........................................58

      Section 10.18 Inspection..........................................58

                                    EXHIBITS

Exhibit A-1    -        Form of Term Notes
Exhibit A-2    -        Form of Variable Funding Notes
Exhibit B      -        Form of 144A Investment Representation
Exhibit C      -        Form of Investor Representation Letter
Appendix A     -        Definitions

     This Indenture, dated as of February 28, 2000, is between GMACM Home Equity Loan Trust 2000-HE1, a Delaware business trust, as issuer (the "Issuer"), and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

     Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Series 2000-HE1 GMACM Home Equity Loan-Backed Term Notes and GMACM Home Equity Loan-Backed Variable Funding Notes (together the "Notes").


                                GRANTING CLAUSE:

     The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders and the Enhancer, all of the Issuer's right, title and interest in and to all accounts, chattel paper, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to whether now existing or hereafter created in any of the following: (a) the Initial Mortgage Loans and any Subsequent Mortgage Loans (together with the Cut-Off Date Principal Balances and any Additional Balances arising thereafter to and including the date immediately preceding the commencement of the Rapid Amortization Period), and all monies due or to become due thereunder; (b) the Note Payment Account, all funds on deposit or credited thereto from time to time and all proceeds thereof; (c) the Capitalized Interest Account, all funds on deposit or credited thereto from time to time (other than any income thereon), the Pre-Funding Account, the Reserve Account, and the Funding Account, all funds on deposit or credited thereto from time to time; (d) the Policy; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The foregoing Grant shall inure to the benefit of the Enhancer in respect of draws made on the Policy and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

     The Indenture Trustee, as trustee on behalf of the Noteholders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                   Definitions

     Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture  trustee" or  "institutional  trustee"  means the Indenture
           Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.03 Rules of Construction. Unless the context otherwise requires:

          (a) a term has the meaning assigned to it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (c) "or" includes "and/or";

          (d)  "including" means "including without limitation";

          (e) words in the singular include the plural and words in the plural include the singular;

          (f)  the term "proceeds" has the meaning  ascribed thereto in the UCC;
               and

          (g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance Of Notes

     Section 2.01 Form. The Term Notes and the Variable Funding Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 and A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

     The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

     Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall upon Issuer Request authenticate and deliver Term Notes for original issue in an aggregate initial principal amount of $300,000,000 and Variable Funding Notes for original issue in an aggregate initial principal amount of $0. The Class A-1, Class A-2 and Class A-3 Term Notes shall have an initial principal amount of $225,000,000, $25,000,000 and $50,000,000, respectively. The Variable Funding Balance of any Class of Variable Funding Notes in the aggregate may not exceed the Maximum Variable Funding Balance for such Class.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes, and the Term Notes shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Each Class of the Variable Funding Notes shall be initially issued with a Variable Funding Balance of $0 or, if applicable, with a Variable Funding Balance in an amount equal to the Balance Differential for the related Loan Group and the Collection Period related to the Payment Date following the date of issuance of such Variable Funding Note pursuant to Section 4.01(b).

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                    Covenants

     Section 3.01 Collection of Payments with Respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain with itself the Note Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

     Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in the City of Minneapolis, Minnesota, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.03 Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

     (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

     (b) give the Indenture Trustee and the Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

     (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

     (d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

     (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

     (f) deliver to the Indenture Trustee a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section
4.01 of the Servicing Agreement.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders the Notes which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

     Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

     Section 3.05 Priority of Distributions; Defaulted Interest.

     (a) In accordance with Section 3.03(a) of the Servicing Agreement, the priority of distributions on each Payment Date is as follows:

          (i) from Principal Collections and Interest Collections for each Loan Group, to the Note Payment Account, for payment by the Paying Agent to the Noteholders of the related Class of Term Notes and, as applicable, related Class of Variable Funding Notes, pro rata, interest for the related
     Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date, including any Policy Draw Amount deposited into the Note Payment Account pursuant to Section 3.28(a)(i), excluding any Interest Shortfalls;

          (ii) during the Amortization Periods, to the Note Payment Account, the Principal Distribution Amount for each Loan Group backing the Floating Rate Term Notes and Variable Funding Notes for payment by the Paying Agent to the Noteholders of the related Class or Classes of such Notes; and the Principal Distribution Amount for

     Loan Group III for payment by the Paying Agent to the Noteholders of the Class A-3 Term Notes, after giving effect to any amount on deposit in the Note Payment Account on such Payment Date in respect of Section 3.28(a)(ii);

          (iii)to the Enhancer, the amount of the premium for the Policy, with interest thereon as provided in the Insurance Agreement;

          (iv) to the Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon as provided in the Insurance Agreement;

          (v) during the Revolving Periods, to the Funding Account, the amount (but not in excess of the related Group Excess Spread for each Loan Group backing the Floating Rate Term Notes and Variable Funding Notes) necessary to be applied on such Payment Date so that the Overcollateralization Amount for each Loan Group backing the Floating Rate Term Notes and Variable Funding Notes is not less than the Overcollateralization Target Amount for each such Loan Group; and the amount (but not in excess of the Group Excess Spread for Loan Group III) necessary to be applied on such Payment Date so that the Overcollateralization Amount for Loan Group III is not less than the Overcollateralization Target Amount for Loan Group III;

          (vi) during the Amortization Periods, to the Note Payment Account, the amount (but not in excess of the related Group Excess Spread for each Loan Group backing the Floating Rate Term Notes and Variable Funding Notes) necessary to be applied on such Payment Date for payment by the Paying Agent to the Noteholders of the related Class or Classes of such Notes so that the Overcollateralization Amount for each Loan Group backing the Floating Rate Term Notes and Variable Funding Notes is not less than the Overcollateralization Target Amount for each such Loan Group; and the amount (but not in excess of the Group Excess Spread for Loan Group III) necessary to be applied on such Payment Date for payment by the Paying Agent to the Noteholders of the Class A-3 Term Notes so that the Overcollateralization Amount for Loan Group III is not less than the Overcollateralization Target Amount for Loan Group III;

          (vii) if the aggregate Overcollateralization Amount for all Loan Groups is less than the aggregate Overcollateralization Target Amount for all Loan Groups, the remaining Group Excess Spread for each Loan Group shall be deposited in the Reserve Account to be applied from time to time pursuant to clause (viii) below; and, at such time, if any, that the aggregate Overcollateralization Amount for all Loan Groups equals or exceeds the aggregate Overcollateralization Target Amount for all Loan Groups, the remaining Group Excess Spread for each Loan Group, together with any funds then on deposit in the Reserve Account, shall be applied pursuant to clauses (ix) through (xii) below;

          (viii)to the Note Payment Account from funds on deposit in the Reserve Account, the sum (but not in excess of the amount, if any, then on deposit in the Reserve Account) of (A) any shortfalls in current interest for any Class of Term Notes and, as applicable, Variable Funding Notes that have not been paid to the related Noteholders pursuant to clause (i) above on such Payment Date or prior Payment Dates (other than any Interest Shortfalls) and (B) any Liquidation Loss Amounts for each Loan Group not otherwise covered by payments pursuant to clause (ii) above on such Payment Date or prior Payment Dates, for payment by the Paying Agent to the Noteholders of the related Class or Classes of Term Notes and, as applicable, Variable Funding Notes, pro rata, based on the amount of unpaid interest and/or Liquidation Loss Amounts;

          (ix) to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement;

          (x) from any remaining Group Excess Spread for each Loan Group, to the Note Payment Account, for payment by the Paying Agent to the Noteholders of the related Class or Classes of Term Notes and, as applicable, Variable Funding Notes, pro rata, any Interest Shortfalls not previously paid, together with interest thereon at the related Note Rate (as adjusted from time to time), based on the amount remaining unpaid with respect thereto;

          (xi) during the Amortization Periods, to the Indenture Trustee, any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid; and

          (xii)  any  remaining  amount,  to  the  Distribution   Account,   for
     distribution to the Certificateholders by the Certificate Paying Agent;

          (xiii)provided, that (i) on the Final Payment Date, the amount to be paid pursuant to clause (ii) above shall be equal to the sum of the aggregate Term Note Balance and the Variable Funding Balance immediately prior to such Payment Date. For purposes of the foregoing, the Note Balance of each class of Notes on each Payment Date during the Amortization Periods for such class of Notes will be reduced (any such reduction, an "Unpaid Principal Amount") by the pro rata portion allocable to such Notes of all Liquidation Loss Amounts for such Payment Date, but only to the extent that such Liquidation Loss Amounts are not otherwise covered by payments made pursuant to clauses (ii) or (viii) above or by a draw on the Policy, and the Overcollateralization Amount for the related Loan Group or Groups is zero, and (ii) on each Payment Date the limitation set forth in the parenthetical clauses in clauses (v) and (vi) above shall not apply with respect to such Payment Date unless the Indenture Trustee has received on or before such Payment Date an Officer's Certificate of the Servicer to the effect that such limitation shall apply with respect to such Payment Date.

     On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, the amounts set forth above in the order of priority set forth above.

      Amounts paid to Noteholders shall be paid in respect of the related Class or Classes of Term Notes or the Variable Funding Notes, as the case may be, in accordance with the applicable percentage as set forth in paragraph (b) below. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

     (b) Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibits A-1 and A-2. All principal payments on the Term Notes and the Variable Funding Notes of each Class shall be made in accordance with the priorities set forth in paragraph (a) above to the Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry Note, shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

     Section 3.06 Protection of Trust Estate.

     (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) cause the Trust to enforce any of the Mortgage Loans; or

          (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

     (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     The  Issuer  hereby   designates  the  Indenture   Trustee  its  agent  and
attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

     Section 3.07 Opinions as to Trust Estate.

     On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that, upon delivery of the Loan Agreements relating to the Initial Mortgage Loans to the Indenture Trustee or the Custodian in the State of Pennsylvania, the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

     On or before December 31st in each calendar year, beginning in 2000, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, no further action is necessary to maintain a perfected, first priority security interest in the Mortgage Loans until December 31 in the following calendar year or, if any such action is required to maintain such security interest in the Mortgage Loans, such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the security interest in the Mortgage Loans until December 31 in the following calendar year.

     Section 3.08 Performance of Obligations; Servicing Agreement.

     (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

     (c) The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

     (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

     Section 3.09 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

     (a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

     (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

     (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

     (d) impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

     Section 3.10 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 2000), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

     (a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

     (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.11 Recordation of Assignments. The Issuer shall enforce the obligation of the Seller under the Purchase Agreement to submit or cause to be submitted for recordation all Assignments of Mortgages within 60 days of receipt of recording information by the Servicer.

     Section 3.12 Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations and warranties made by the Seller in Section 3.1(a) and
Section 3.1(b) of the Purchase Agreement concerning the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Section 3.1(a) or Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

     Section 3.13 Assignee of Record of the Mortgage Loans. As pledgee of the Mortgage Loans, the Indenture Trustee shall hold record title to the Mortgage Loans by being named as payee in the endorsements or assignments of the Loan Agreements and assignee in the Assignments of Mortgage to be recorded under
Section 2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b).

     Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer.

     Section 3.15 Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section 3.16 Issuer May Consolidate, etc.

     (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the
               Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

          (iii)the Enhancer shall have consented thereto and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
               Act).

     (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii)the Enhancer shall have consented thereto, and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
               Act).

     Section 3.17 Successor or Transferee.

     (a) Upon any  consolidation  or merger of the  Issuer  in  accordance  with
Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

     Section 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

     Section  3.19 No  Borrowing.  The Issuer  shall not issue,  incur,  assume,
guarantee  or  otherwise  become  liable,   directly  or  indirectly,   for  any
indebtedness except for the Notes.

     Section 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section  3.21  Capital   Expenditures.   The  Issuer  shall  not  make  any
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee and the Indenture Trustee assume no responsibility for the correctness of the recitals contained herein. The Owner Trustee and the Indenture Trustee make no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner Trustee or the Indenture Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

     Section 3.23 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

     Section 3.24 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

     Section 3.25 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     Section 3.26 Statements to Noteholders. On each Payment Date, each of the Indenture Trustee and the Certificate Registrar shall forward by mail to the Enhancer, the Depositor, the Owner Trustee and each Rating Agency, and shall make available to each Noteholder and each Certificateholder, respectively, the Servicing Certificate provided to the Indenture Trustee by the Servicer relating to such Payment Date and delivered pursuant to Section 4.01 of the Servicing Agreement.

     The Indenture Trustee will make the monthly statement to Securityholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the Enhancer, and other parties to this Indenture via the Indenture Trustee's internet website and its fax-on-demand service. The Indenture Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Indenture Trustee's internet website shall initially be located at "www.ctslink.com". Assistance in using the website or the fax-on-demand service can be obtained by calling the Indenture Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way the statement to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

     Section 3.27 Determination of Note Rate. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the applicable Note Rate for such Interest Period and shall inform the Issuer, the Servicer and the Depositor by means of the Indenture Trustee's online service.

     Section 3.28 Payments under the Policy.

     (a) As necessary, on any Payment Date, the Indenture Trustee shall make a draw on the Policy in an amount, if any, equal to the Policy Draw Amount, as specified by the Servicer in writing to the Indenture Trustee; provided, however, that if the Indenture Trustee receives part or all of such draw as a payment pursuant to the Limited Reimbursement Agreement, the Indenture Trustee shall not make a draw on the Policy to the extent of such payment. The Indenture Trustee shall deposit or cause to be deposited such Policy Draw Amount into the Note Payment Account on such Payment Date to the extent such amount relates to clause (a) of the definition of "Deficiency Amount" or clause (b) of the definition of "Insured Amount". To the extent such amount relates to clause (b) of the definition of "Deficiency Amount", the Indenture Trustee shall (i) during the Revolving Period, deposit such amount into the Funding Account as Principal Collections and (ii) during the Amortization Periods, deposit such amount into the Note Payment Account.

     (b) The Indenture Trustee shall submit, if a Policy Draw Amount is specified in any statement to Securityholders prepared pursuant to Section 4.01 of the Servicing Agreement, the Notice of Nonpayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Policy) to the Enhancer no later than 12:00 noon, New York City time, on the third (3rd) Business Day prior to the applicable Payment Date.

     Section 3.29 Replacement Enhancement. The Issuer (or the Servicer on its behalf) may, at its expense, in accordance with and upon satisfaction of the conditions set forth herein, but shall not be required to, obtain a surety bond, letter of credit, guaranty or reserve account as a Permitted Investment for amounts on deposit in the Capitalized Interest Account, or may arrange for any other form of additional credit enhancement; provided, that after prior notice thereto, no Rating Agency shall have informed the Issuer that a Rating Event would occur as a result thereof (without taking the Policy into account); and provided further, that the issuer of any such instrument or facility and the timing and mechanism for drawing on such additional enhancement shall be acceptable to the Indenture Trustee and the Enhancer. It shall be a condition to procurement of any such additional credit enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of Counsel, acceptable in form to the Indenture Trustee and the Enhancer, from counsel to the provider of such additional credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee or the Enhancer may require and
(b) an Opinion of Counsel to the effect that the procurement of such additional enhancement would not (i) adversely affect in any material respect the tax status of the Notes or the Certificates or (ii) cause the Issuer to be taxable as an association (or a publicly traded partnership) for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of
Section 7701(i) of the Code.

     Section 3.30 Payments under the Limited Reimbursement Agreement. The Indenture Trustee shall deposit any amounts received under the Limited Reimbursement Agreement into the Note Payment Account. Any such amounts shall be distributed on the related Payment Date pursuant to Section 3.05(a).

                                   ARTICLE IV

               The Notes; Satisfaction And Discharge Of Indenture

     Section 4.01 The Notes; Increase of Maximum Variable Funding Balance; Variable Funding Notes.

     (a) The Term Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Term Notes through the book-entry facilities of the Depository in minimum initial Term Note Balances of $250,000 and integral multiples of $1,000 in excess thereof. The Capped Funding Notes will be issued as physical notes in fully registered form in minimum initial Capped Funding Balances of $1,000,000 and integral multiples of $100,000 in excess thereof, together with any additional amount necessary to cover (i) the aggregate initial Capped Funding Balance of the Capped Funding Notes surrendered at the time of the initial denominational exchange thereof (with such initial Capped Funding Balance in each case being deemed to be the Capped Funding Balance of the Capped Funding Notes at the time of such initial denominational exchange thereof) or (ii) the aggregate initial Capped Funding Balance of any Capped Funding Notes issued in an exchange described in subsection (d) below.

     The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Term Notes for the purposes of exercising the rights of Noteholders of Term Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Term Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Term Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Term Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Term Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

     In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

     The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

     (b) On each Payment Date, the aggregate Variable Funding Balance of each Class of the Variable Funding Notes shall be increased by an amount equal to the Balance Differential for the related Loan Group for such Payment Date, subject to the Maximum Variable Funding Balance and the terms and conditions set forth below.

     (c) Each Variable Funding Note issued on the Closing Date shall bear the Designation "VFN 1" and each new Variable Funding Note related to the same Loan Group will bear sequential numerical designations in the order of their issuance.

     (d) Subject to the following conditions, the Variable Funding Notes may be exchanged pursuant to Section 4.02 for one or more Capped Funding Notes. The Indenture Trustee shall not be required to authenticate any such Capped Funding Note unless a form of such Capped Funding Note has been provided by the Issuer to the Indenture Trustee at the Issuer's expense. Prior to any such exchange, the party requesting the exchange must provide an Opinion of Counsel, addressed to the Enhancer, the Issuer and the Indenture Trustee, to the effect that the Capped Funding Notes shall qualify for federal income tax purposes as indebtedness of the Issuer and the Issuer will not be characterized as an association (or a publicly traded partnership) taxable as a corporation or a taxable mortgage pool within the meaning of Section 7701(i) of the Code. If required by the Opinion of Counsel, the Capped Funding Notes may be issued concurrently with a reduction in the Variable Funding Balance of the Variable Funding Notes and an equivalent increase in the Certificate Balance of the Certificates, pursuant to Section 3.12 of the Trust Agreement. Upon receipt of the Opinion of Counsel, the Indenture Trustee shall issue Capped Funding Notes with a Capped Funding Balances equal to the Capped Funding Balance permitted under such Opinion of Counsel, in minimum denominations as set forth in subsection (a) above. The Capped Funding Notes shall bear the designation "Capped" in addition to any other applicable designation, and shall relate to the Loan Group to which the Variable Funding Notes exchanged therefor related. Any Security Balance not represented by Term Notes, a Variable Funding Note, a Capped Funding Note or an increase in the Certificate Balance of the Certificates referred to above shall result in the issuance of a new Variable Funding Note having an initial Variable Funding Balance equal to the excess of the outstanding Variable Funding Balance of the Variable Funding Note so surrendered over the initial Capped Funding Balances of the Capped Funding Notes and an increase in the Certificate Balance of the Certificates referred to above. The Indenture Trustee and the Issuer agree to cooperate with each other and the party requesting the exchange of Variable Funding Notes for Capped Funding Notes, the Enhancer, the Depositor, the Seller and the Owner Trustee and to cause no unreasonable delay in issuing Capped Funding Notes in connection with this Section and Section 3.12 of the Trust Agreement.

     Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

     Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

     No Variable Funding Note, other than any Capped Funding Notes, may be transferred to any Person other than an Affiliate of the Seller. Subject to the provisions set forth below, Capped Funding Notes may be transferred, provided that with respect to the initial transfer thereof by the Seller prior written notification of such transfer shall have been given to the Rating Agencies and to the Enhancer by the Seller.

     No transfer, sale, pledge or other disposition of a Capped Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment letter in substantially the form attached hereto as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) the Indenture Trustee shall require the transferee to execute an investment letter in substantially the form of Exhibit C acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. Any Noteholder of a Capped Funding Note that does not execute such a certificate or transfer letter shall be deemed to have made the representations set forth therein. The Noteholder of a Capped Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Note Balances evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. With respect to any surrender of Capped Funding Notes for exchange, the new Notes delivered in exchange therefor will bear the designation "Capped" in addition to any other applicable designations. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

     No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

     All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

     The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section
3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 4.06 Book-Entry Notes. The Term Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Term Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section
4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

     (a) the provisions of this Section 4.06 shall be in full force and effect;

     (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Term Notes, and shall have no obligation to the Beneficial Owners;

     (c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

     (d) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Term Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

     (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Term Notes evidencing a specified percentage of the Term Note Balances of the Term Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Term Notes and has delivered such instructions to the Indenture Trustee.

     Section   4.07   Notices  to   Depository.   Whenever  a  notice  or  other
communication to the Noteholders of the Term Notes is required under this Indenture, unless and until Definitive Term Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Term Notes to the Depository, and shall have no obligation to the Beneficial Owners.

     Section 4.08 Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Term Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository, (iii) the Indenture Trustee receives actual knowledge of a proposed transfer of a Term Note to an "accredited investor" in accordance with Section 4.02 and Exhibit C hereof, or
(iv) after the occurrence of an Event of Default, Beneficial Owners of Term Notes representing beneficial interests aggregating at least a majority of the aggregate Term Note Balance of the Term Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Term Notes representing the Book-Entry Notes by the Depository (or Percentage Interest of the Book-Entry Notes being transferred pursuant to clause (iii) above), accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

     Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A) either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                    a)   have become due and payable,

                    b) will become due and payable at the Final Payment Date within one year, or

                    c) have been declared immediately due and payable pursuant to Section 5.02.

      and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Payment Date;

               (3) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

               (4) the Issuer has delivered to the Indenture Trustee and the Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with
                    Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

     Section 4.11 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

     Section 4.12 Subrogation and Cooperation.

     (a) The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Enhancer makes payments under the Policy on account of principal of or interest on the Mortgage Loans, the Enhancer will be fully subrogated to the rights the Noteholders to receive such principal of and interest on the Mortgage Loans, and (ii) the Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

     The Indenture Trustee shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including upon the occurrence and continuance of a default under the Insurance Agreement, a request (which request shall be in writing) to take any one or more of the following actions:

          (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

          (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

          (iii) file or record all assignments that have not previously been recorded;

          (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

          (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

     Following the payment in full of the Notes, the Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Enhancer have been paid in full.

     Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

     Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE V

                              Default And Remedies

     Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee and the Enhancer, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (c) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee, acting at the direction of the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the written consent of the Enhancer, may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Enhancer or the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes, with the written consent of the Enhancer, by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

     (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

          (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     (a) The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

     (c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders of the Term Notes or the Variable Funding Notes, as applicable.

     (g) In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.04 Remedies; Priorities.

     (a) If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section 10.17 hereof, with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to
Section 5.05:

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

          (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Enhancer for any amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property in the following order:

          FIRST: to the Indenture Trustee for amounts due under Section 6.07;

          SECOND: to the Noteholders for amounts due and unpaid on the related Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders;

          THIRD: to the Noteholders for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Notes have been reduced to zero;

          FOURTH: to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

          FIFTH: to the Certificate Paying Agent for amounts due under Article VIII of the Trust Agreement; and

          SIXTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

     The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

     Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not (but shall at the written direction of the Enhancer), elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust

Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

     (a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

     (b) the Noteholders of not less than 25% of the aggregate Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Noteholder or Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred by it in complying with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings; and

     (e) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the aggregate Note Balance of the Notes or by the Enhancer.

     It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Note Balance of the Notes, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     Section 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this

Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

     Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.11 Control by Noteholders. The Enhancer (so long as no Enhancer Default exists) or the Noteholders of a majority of the aggregate Note Balance of Notes with the consent of the Enhancer, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer Default exists) or by the Noteholders of Notes representing not less than 100% of the aggregate Note Balance of the Notes with the consent of the Enhancer;

     (c) if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the aggregate Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

     (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

     Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determine (in its sole discretion) might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

     Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Enhancer (so long as no Enhancer Default exists) or the Noteholders of not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may waive any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

     Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15 Sale of Trust Estate.

     (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

          (i) the Noteholders of all Notes and the Enhancer direct the Indenture Trustee to make, such Sale,

          (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Enhancer in respect of amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

          (iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Enhancer consents to such Sale (which consent shall not be unreasonably withheld), and the Noteholders of Notes representing at least 66 2/3% of the aggregate Note Balance of the Notes consent to such Sale.

     The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

     (c) Unless the Noteholders and the Enhancer shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

     (d) In connection with a Sale of all or any portion of the Trust Estate:

          (i) any Noteholder may bid for and, with the consent of the Enhancer, purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

          (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor, the Indenture Trustee may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be distributable to the Noteholders and the Certificateholders and amounts owing to the Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith that are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

     Section 5.17 Performance and Enforcement of Certain Obligations.

     (a) Promptly following a written request from the Enhancer or the Indenture Trustee (with the written consent of the Enhancer), the Issuer, in its capacity as owner of the Mortgage Loans, shall, with the written consent of the Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

     (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Enhancer under the Servicing Agreement, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI

                              The Indenture Trustee

     Section 6.01 Duties of Indenture Trustee.

     (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this  paragraph does not limit the effect of paragraph (a) of this
     Section 6.01;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or any direction from the Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

     (h) With respect to each Payment Date, on the Business Day following the related Determination Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other mutually agreed-upon method, to the Enhancer and the Servicer, a statement setting forth, to the extent applicable, (i) during the Pre-Funding Period, the Pre-Funded Amount as of such Payment Date and any transfers of funds in connection therewith, and (ii) during the Revolving Period, the amount of Principal Collections to be deposited into the Funding Account in respect of such Payment Date, and the amount on deposit in the Funding Account as of such Payment Date, after giving effect to any amounts so deposited therein.

          (i) The Indenture Trustee hereby accepts appointment as Certificate Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent.

     Section 6.02 Rights of Indenture Trustee.

     (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

     Section 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon.

     Section 6.05 Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee, then the Indenture Trustee shall give notice thereof to the Enhancer. The Indenture Trustee shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

     Section 6.06 Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Indenture Trustee shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

     Section 6.07 Compensation and Indemnity. The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in
Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment  obligations to the Indenture Trustee pursuant to this
Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Enhancer. The Enhancer or the Noteholders of a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

     (a) the Indenture Trustee fails to comply with Section 6.11;

     (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

     (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

     (d) the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

     Section  6.09  Successor  Indenture  Trustee  by Merger.  If the  Indenture
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

     If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture
Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

     Section  6.12  Preferential   Collection  of  Claims  Against  Issuer.  The
Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An

Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     Section 6.13 Representations and Warranties. The Indenture Trustee hereby represents and warrants that:

     (a) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the United States of America with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

     (b) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

     (c) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

     (d) To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

     (e) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

     Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

     (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders and the Enhancer;

     (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

     (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

     Section 6.15 Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

     Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee and the Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;
provided, however, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

     Section 7.02 Preservation of Information; Communications to Noteholders.

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

     Section 7.03 Reports by Issuer.

     (a) The Issuer shall:

          (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1, beginning with January 1, 2001, the Indenture Trustee shall make available to each Noteholder as required by TIA ss. 313(c) and to the Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its distribution to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Term Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Term Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

     Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section 8.02 Trust Accounts.

     (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Enhancer, the Note Payment Account as provided in Section 3.01 of this Indenture and the Reserve Account.

     (b) All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Servicer as provided in Section 5.01 of the Servicing Agreement.

     On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)).

     All monies deposited from time to time in the Reserve Account pursuant to this Indenture are for the benefit of the Noteholders and the Enhancer, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Noteholders.

     The Indenture Trustee shall invest any funds in the Note Payment Account and the Reserve Account in Permitted Investments selected by the Servicer maturing no later than the Business Day preceding the next succeeding Payment Date (except that (i) any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Servicer shall advance funds on such Payment Date to the Note Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Notes) and shall not be sold or disposed of prior to the maturity.

     Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

     Section 8.04 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to
Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Section 8.05 Release of Trust Estate.

     (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture or the Servicing Agreement, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid and (iii) all sums due the Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

     (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an Issuer Request accompanied by an Officers' Certificate and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer.

     (d) The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Policy to the Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

     Section 8.06 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

     Section 9.01 Supplemental Indentures Without Consent of Noteholders.

     (a) Without the consent of the Noteholders of any Notes but with prior notice to the Rating Agencies and the Enhancer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

          (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

          (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (viii)to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating Agencies and the Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

     Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the consent of the Enhancer and the Noteholders of not less than a majority of the Note Balances of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

     (b) reduce the percentage of the Note Balances of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

     (d) reduce the percentage of the aggregate Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

     (e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

     (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any

Payment Date (including the calculation of any of the individual components of such calculation); or

     (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; and provided further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act (as defined in Section 10.03 hereof) of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

     Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  Miscellaneous

     Section 10.01 Compliance Certificates and Opinions, etc.

     (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

          (v) if the signer of such  certificate  or opinion is  required  to be
     Independent,   the  statement  required  by  the  definition  of  the  term
     "Independent".

     (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

          (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the
     Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

          (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this
     Section 10.01, (A) collect upon, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or
     (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 1999, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

     Section 10.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 10.03 Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 10.03.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Registrar.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 10.04 Notices, etc., to Indenture Trustee, Issuer, Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

     (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office with a copy to Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: GMACM 2000-HE1. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

     (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: GMACM Home Equity Loan Trust
2000-HE1, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

     (c) the Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:
Insured Portfolio Management - Structured Finance (GMACM Home Equity Loan Trust 2000-HE1), telecopier number (914) 765-3810. The Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

     Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     Section 10.06 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

     Section 10.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

     The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 10.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 10.09 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 10.10 Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     Section 10.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Enhancer shall be a third party beneficiary of this Agreement.

     Section 10.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 10.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     Section 10.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

     Section 10.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     IN WITNESS WHEREOF,  the Issuer and the Indenture Trustee have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.


                               GMACM HOME EQUITY LOAN TRUST 2000-HE1,
                               as Issuer



                               By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee



                               By: /s/ Patricia A. Evans
                                   ----------------------------------
                                   Name:  Patricia A. Evans
                                   Title: Financial Services Officer



                               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Indenture Trustee



                               By: /s/ Peter A. Gobell
                                   ----------------------------
                                   Name:  Peter A. Gobell
                                   Title: Assistant Vice President

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION
hereby  accepts the  appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.


By: /s/ Peter A. Gobell
    ------------------------------
    Name:  Peter A. Gobell
    Title: Assistant Vice President

Signatures and Seals

STATE OF Delaware         )
           .....          )    ss.:
COUNTY OF New Castle      )

     On this 23rd day of February 2000,  before me personally  appeared Patricia
A. Evans, to me known, who being by me duly sworn, did depose and say, that he/she resides at Newark, DE, that he/she is the Financial Services Officer of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

      /s/ Kathleen A. Pedelini
--------------------------------------------------------
           Notary Public

Acknowledgements

STATE OF MARYLAND         )
           .....          ) ss.:
COUNTY OF BALTIMORE       )

     On this 28th day of February, 2000, before me personally appeared Peter A. Gobell, to me known, who being by me duly sworn, did depose and say, that he/she is the Assistant Vice President of Norwest Bank Minnesota, National Association, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

      /s/ Sharon A. Surguy
-------------------------------------------
           Notary Public

NOTORIAL SEAL

                                   EXHIBIT A-1
                               FORM OF TERM NOTES

     UNLESS THIS TERM NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TERM NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS TERM NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                      GMACM HOME EQUITY LOAN TRUST 2000-HE1

               GMACM Home Equity Loan-Backed Term Note, Class A-1

Registered                                     Initial Note Balance:
                                               $225,000,000

No. R-1                                        Note Rate:  Variable

                                               CUSIP NO. 361856 AK 3

     GMACM Home Equity Loan Trust 2000-HE1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of two hundred twenty-five million dollars ($225,000,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-1 Term Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-1 Term Notes (the "Term Notes") pursuant to Section 3.05 of the indenture dated as of February 28, 2000 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the

"Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Term Note shall be due and payable on the Payment Date in February 2030, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

     Interest on the Term Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.25% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus 0.50% per annum), (ii) the Net Loan Rate and (iii) 14.00% per annum. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest
Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Term Note, by accepting this Term Note, agrees to be bound by such determination. Interest on this Term Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Term Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Term Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Term Note shall be applied first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

     Reference is made to the further provisions of this Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     This Term Note is one of a duly authorized issue of Term Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1 (the "Series 2000-HE1 Term Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2000-HE1 Term Notes. The Series 2000-HE1 Term Notes are subject to all terms of the Indenture.


                                     A-1-2

     The  Series   2000-HE1   Term  Notes  and  the   Variable   Funding   Notes
(collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     This Term Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

     Principal of and interest on this Term Note will be payable on each Payment Date, commencing on March 27, 2000, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Term Note shall be due and payable in full on the Payment Date in February 2030 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Term Notes shall be made pro rata to the Noteholders of Term Notes entitled thereto.

     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Term Note (or any one or more predecessor Term Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Term Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Term Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly


                                     A-1-3
executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Term Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Term Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Term Note.

     Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note, or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Term Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Term Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Term Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Term Note, by its acceptance of a Term Note (and each Beneficial Owner of a Term Note by its acceptance of a beneficial interest in a Term Note), agrees to treat the Term Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.


                                     A-1-4

     Prior to the due presentment for registration of transfer of this Term Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Term Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Term Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2000-HE1 Term Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Notes, on behalf of the Noteholders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Term Note (or any one of more predecessor Term Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Term Note and of any Term
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Term Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2000-HE1 Term Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

     The term "Issuer" as used in this Term Note includes any successor or the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Term Notes under the Indenture.

     The Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Term Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Term Note at the times, place and rate, and in the coin or currency herein prescribed.


                                     A-1-5

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Norwest Bank Minnesota, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Term Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Term Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.



                                     A-1-6

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Term Note to be duly executed.




                               GMACM HOME EQUITY LOAN TRUST 2000-HE1



                               By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee

Dated:  February 28, 2000

                               By: _______________________________________
                                          Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Term  Notes  referred  to in  the  within-mentioned
Indenture.



                               NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION,
                               not in its individual capacity but solely as Indenture Trustee



                               By: ________________________________
                                   Name:
                                   Title:

Dated: February 28, 2000

                               By: ________________________________
                                          Authorized Signatory


                                     A-1-7

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
__________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


                         ______________________________
                         (name and address of assignee)

the within Term Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________________________________________,
attorney, to transfer said Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________               _________________________________*/
                                         Signature Guaranteed:


                                         _________________________________*/










__________________________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Variable Funding Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-8

UNLESS THIS TERM NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TERM NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS TERM NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                      GMACM HOME EQUITY LOAN TRUST 2000-HE1

               GMACM Home Equity Loan-Backed Term Note, Class A-2

Registered                                     Initial Note Balance:
                                               $25,000,000

No. R-1                                        Note Rate:  Variable

                                               CUSIP NO. 361856 AL 1

     GMACM Home Equity Loan Trust 2000-HE1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of twenty-five million dollars ($25,000,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-2 Term Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-2 Term Notes (the "Term Notes") pursuant to Section 3.05 of the indenture dated as of February 28, 2000 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Term Note shall be due and payable on the Payment Date in February 2030, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

     Interest on the Term Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.28% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus 0.56% per annum), (ii) the Net Loan Rate and (iii) 14.00% per annum. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest
Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Term Note, by accepting this Term Note, agrees to be bound by such determination. Interest on this Term Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Term Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Term Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Term Note shall be applied first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

     Reference is made to the further provisions of this Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     This Term Note is one of a duly authorized issue of Term Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1 (the "Series 2000-HE1 Term Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2000-HE1 Term Notes. The Series 2000-HE1 Term Notes are subject to all terms of the Indenture.

     The  Series   2000-HE1   Term  Notes  and  the   Variable   Funding   Notes
(collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     This Term Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

     Principal of and interest on this Term Note will be payable on each Payment Date, commencing on March 27, 2000, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Term Note shall be due and payable in full on the Payment Date in February 2030 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Term Notes shall be made pro rata to the Noteholders of Term Notes entitled thereto.

     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Term Note (or any one or more predecessor Term Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Term Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Term Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Term Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Term Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Term Note.

     Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note, or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Term Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Term Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Term Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Term Note, by its acceptance of a Term Note (and each Beneficial Owner of a Term Note by its acceptance of a beneficial interest in a Term Note), agrees to treat the Term Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Term Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Term Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Term Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2000-HE1 Term Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Notes, on behalf of the Noteholders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Term Note (or any one of more predecessor Term Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Term Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2000-HE1 Term Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

     The term "Issuer" as used in this Term Note includes any successor or the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Term Notes under the Indenture.

     The Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Term Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Term Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Norwest Bank Minnesota, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Term Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Term Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Term Note to be duly executed.


                               GMACM HOME EQUITY LOAN TRUST 2000-HE1



                               By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee

Dated:  February 28, 2000

                               By: _______________________________________
                                          Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within-mentioned Indenture.



                                     NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION,
                                     not in its individual capacity but solely as Indenture Trustee

Dated: February28, 2000

                               By:  ______________________________________
                                          Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
______________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

                        _______________________________
                         (name and address of assignee)

the  within  Term  Note  and  all  rights  thereunder,  and  hereby  irrevocably
constitutes   and  appoints   _________________________________________________,
attorney, to transfer said Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________                  _____________________________*/
                                               Signature Guaranteed:


                                               _____________________________*/






____________________________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Variable Funding Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS TERM NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TERM NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS TERM NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                      GMACM HOME EQUITY LOAN TRUST 2000-HE1

               GMACM Home Equity Loan-Backed Term Note, Class A-3

Registered                                     Initial Note Balance:
                                               $50,000,000

No. R-1                                        Note Rate:  7.95%

                                               CUSIP NO. 361856 AM 9

     GMACM Home Equity Loan Trust 2000-HE1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of fifty million dollars ($50,000,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-3 Term Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-3 Term Notes (the "Term Notes") pursuant to Section 3.05 of the indenture dated as of February 28, 2000 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Term Note shall be due and payable on the Payment Date in February 2030, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

     Interest on the Term Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for this Term Note will be a fixed rate equal to 7.95% per annum. Notwithstanding the foregoing, the Note Rate on the Term Notes will increase by 0.50% to 8.45% per annum if the aggregate Note Balance of the class of Term Notes is less than 10% of the initial aggregate balance of such Class. Interest on this Term Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Term Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Term Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Term Note shall be applied first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

     Reference is made to the further provisions of this Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     This Term Note is one of a duly authorized issue of Term Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1 (the "Series 2000-HE1 Term Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2000-HE1 Term Notes. The Series 2000-HE1 Term Notes are subject to all terms of the Indenture.

     The  Series   2000-HE1   Term  Notes  and  the   Variable   Funding   Notes
(collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     This Term Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

     Principal of and interest on this Term Note will be payable on each Payment Date, commencing on March 27, 2000, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Term Note shall be due and payable in full on the Payment Date in February 2030 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Term Notes shall be made pro rata to the Noteholders of Term Notes entitled thereto.

     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Term Note (or any one or more predecessor Term Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Term Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Term Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Term Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Term Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Term Note.

     Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note, or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Term Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Term Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Term Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Term Note, by its acceptance of a Term Note (and each Beneficial Owner of a Term Note by its acceptance of a beneficial interest in a Term Note), agrees to treat the Term Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Term Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Term Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Term Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2000-HE1 Term Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Notes, on behalf of the Noteholders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Term Note (or any one of more predecessor Term Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Term Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2000-HE1 Term Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

     The term "Issuer" as used in this Term Note includes any successor or the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Term Notes under the Indenture.

     The Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Term Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Term Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Norwest Bank Minnesota, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Term Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Term Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Term Note to be duly executed.


                               GMACM HOME EQUITY LOAN TRUST 2000-HE1



                               By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee

Dated:  February 28, 2000

                               By:  ______________________________________
                                          Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within-mentioned Indenture.



                               NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION,
                               not in its individual capacity but solely as Indenture Trustee

Dated: February 28, 2000

                               By:  ___________________________________
                                          Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
__________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

                        _______________________________
                         (name and address of assignee)

the within Term Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________________, attorney, to transfer said Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________       _____________________________________*/
                                    Signature Guaranteed:


                                   ______________________________________*/






_____________________________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-2
                         FORM OF VARIABLE FUNDING NOTES

THIS VARIABLE FUNDING NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS VARIABLE FUNDING NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS VARIABLE FUNDING NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS VARIABLE FUNDING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.


                      GMACM HOME EQUITY LOAN TRUST 2000-HE1

          GMACM Home Equity Loan-Backed Variable Funding Note, Class I

Registered                          Aggregate Class I and Class II Variable
                                    Funding Balance:  $65,000,000

No.VFN 1                            Note Rate:  Floating

     GMACM Home Equity Loan Trust 2000-HE1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to GMAC Mortgage
Corporation or its registered assigns, the principal amount set forth on Schedule A attached hereto (or otherwise owing hereunder as determined pursuant to the Indenture as defined below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Variable Funding Balances of all Variable Funding Notes related to the same Loan Group immediately prior to such Payment Date) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Variable Funding Note, Class I (the "Variable Funding Notes") pursuant to Section 3.05 of the indenture dated as of February 28, 2000 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Variable Funding Note shall be due and payable on the Payment Date in February 2030, to the extent not


                                     A-2-1
previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined have the meanings ascribed thereto in Appendix A to the Indenture.

     Interest on this Variable Funding Note will be paid monthly on each Payment Date at the Note Rate for the related Interest Period, subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.28% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus 0.56% per annum), (ii) the Net Loan Rate and (iii) 14.00% per annum. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each Noteholder of this Variable Funding Note, by accepting this Variable Funding Note, agrees to be bound by such determination. Interest on this Variable Funding Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or, in the case of the First Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Variable Funding Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Variable Funding Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Variable Funding Note shall be applied first to interest due and payable on this Variable Funding Note as provided above and then to the unpaid principal of this Variable Funding Note.

     Reference is made to the further provisions of this Variable Funding Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Variable Funding Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Variable Funding Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     This Variable Funding Note is one of a duly authorized issue of Variable Funding Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Variable Funding Notes, Series 2000-HE1 (herein called the "Series 2000-HE1 Variable Funding Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2000-HE1 Variable Funding Notes. The Series 2000-HE1 Variable Funding Notes are subject to all terms of the Indenture.

     The   Series   2000-HE1   Variable   Funding   Notes  and  the  Term  Notes
(collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.


                                     A-2-2

     This Variable Funding Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

     Principal of and interest on this Variable Funding Note will be payable on each Payment Date, commencing on March 27, 2000, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such day is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Variable Funding Note shall be due and payable in full on the Payment Date in February 2030 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Variable Funding Notes shall be made pro rata to the Noteholders of Variable Funding Notes entitled thereto.

     Payments of interest on this Variable Funding Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Variable Funding Note, shall be made by check mailed to the Person whose name appears as the registered Noteholder of this Variable Funding Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Variable Funding Note (or any one or more predecessor Variable Funding Notes) effected by any payments made on any Payment Date shall be binding upon all future noteholders of this Variable Funding Note and of any Variable Funding
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Variable Funding Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Variable Funding Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Variable Funding Note may be registered on the Note Register upon surrender of this Variable Funding Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, and accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Variable Funding Notes in


                                     A-2-3
authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Variable Funding Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Variable Funding Note.

     Each Noteholder of a Variable Funding Note, by its acceptance of a Variable Funding Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Variable Funding Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder of a Variable Funding Note covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Variable Funding Notes, the Indenture or the other Basic Documents.

     No transfer, sale, pledge or other disposition of a Variable Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment letter in substantially the form attached to the Indenture as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) the Indenture Trustee shall require the transferee to execute an investment letter in substantially the form of Exhibit C to the Indenture, acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. Any Noteholder of a Variable Funding Note that does not execute such a certificate or transfer letter


                                     A-2-4
shall be deemed to have made the representations set forth therein. The Noteholder of a Variable Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Issuer has entered into the Indenture and this Variable Funding Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Variable Funding Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Variable Funding Note, by its acceptance of a Variable Funding Note, agrees to treat the Variable Funding Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Variable Funding Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Variable Funding Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Variable Funding Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2000-HE1 Variable Funding Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the aggregate Note Balance of the Notes, on behalf of the Noteholders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Variable Funding Note (or any one of more predecessor Variable Funding Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Variable Funding Note and of any Variable Funding Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Variable Funding Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2000-HE1 Variable Funding Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

     The term "Issuer" as used in this Variable Funding Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Variable Funding Notes under the Indenture.



                                     A-2-5

     The Variable Funding Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Variable Funding Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Variable Funding Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Variable Funding Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Norwest Bank Minnesota, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Variable Funding Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Variable Funding Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Variable Funding Note.



                                     A-2-6

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Variable Funding Note to be duly executed.


                               GMACM HOME EQUITY LOAN TRUST 2000-HE1



                               By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee

Dated:  February 28, 2000

                               By:  ___________________________________
                                          Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within-mentioned Indenture.



                               NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION,
                               not in its individual capacity but solely as Indenture Trustee

Dated: February 28, 2000

                               By:  ___________________________________
                                          Authorized Signatory



                                     A-2-7

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
____________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                        ______________________________
                        (name and address of assignee)

the within Variable Funding Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________, attorney, to transfer said Variable Funding Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________       _________________________________*/
                                    Signature Guaranteed:

                                    _________________________________//







_____________________________
/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.




                                     A-2-8

                                                                      SCHEDULE A


                      GMACM HOME EQUITY LOAN TRUST 2000-HE1
          GMACM Home Equity Loan-Backed Variable Funding Note, Class I


Date    Percentage   Principal   Variable Funding      Authorized Signature
        Interest     Payment     Balance Outstanding   of Indenture Trustee

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

                                     A-2-9

THIS VARIABLE FUNDING NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS VARIABLE FUNDING NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS VARIABLE FUNDING NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS VARIABLE FUNDING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.


                      GMACM HOME EQUITY LOAN TRUST 2000-HE1


          GMACM Home Equity Loan-Backed Variable Funding Note, Class II

Registered                                Aggregate Class I and Class II
                                          Variable Funding Balance:
                                          $65,000,000

No.VFN 1                                  Note Rate:  Floating

     GMACM Home Equity Loan Trust 2000-HE1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to GMAC Mortgage
Corporation or its registered assigns, the principal amount set forth on Schedule A attached hereto (or otherwise owing hereunder as determined pursuant to the Indenture as defined below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Variable Funding Balances of all Variable Funding Notes related to the same Loan Group immediately prior to such Payment Date) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Variable Funding Note, Class II (the "Variable Funding Notes") pursuant to Section 3.05 of the indenture dated as of February 28, 2000 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Variable Funding Note shall be due and payable on the Payment Date in February 2030, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined have the meanings ascribed thereto in Appendix A to the Indenture.

     Interest on this Variable Funding Note will be paid monthly on each Payment Date at the Note Rate for the related Interest Period, subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.28% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus 0.56% per annum), (ii) the Net Loan Rate and (iii) 14.00% per annum. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each Noteholder of this Variable Funding Note, by accepting this Variable Funding Note, agrees to be bound by such determination. Interest on this Variable Funding Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or, in the case of the First Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Variable Funding Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Variable Funding Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Variable Funding Note shall be applied first to interest due and payable on this Variable Funding Note as provided above and then to the unpaid principal of this Variable Funding Note.

     Reference is made to the further provisions of this Variable Funding Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Variable Funding Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Variable Funding Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     This Variable Funding Note is one of a duly authorized issue of Variable Funding Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Variable Funding Notes, Series 2000-HE1 (herein called the "Series 2000-HE1 Variable Funding Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2000-HE1 Variable Funding Notes. The Series 2000-HE1 Variable Funding Notes are subject to all terms of the Indenture.

     The   Series   2000-HE1   Variable   Funding   Notes  and  the  Term  Notes
(collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     This Variable Funding Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

     Principal of and interest on this Variable Funding Note will be payable on each Payment Date, commencing on March 27, 2000, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such day is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Variable Funding Note shall be due and payable in full on the Payment Date in February 2030 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Variable Funding Notes shall be made pro rata to the Noteholders of Variable Funding Notes entitled thereto.

     Payments of interest on this Variable Funding Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Variable Funding Note, shall be made by check mailed to the Person whose name appears as the registered Noteholder of this Variable Funding Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Variable Funding Note (or any one or more predecessor Variable Funding Notes) effected by any payments made on any Payment Date shall be binding upon all future noteholders of this Variable Funding Note and of any Variable Funding
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Variable Funding Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Variable Funding Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Variable Funding Note may be registered on the Note Register upon surrender of this Variable Funding Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, and accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Variable Funding Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Variable Funding Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Variable Funding Note.

     Each Noteholder of a Variable Funding Note, by its acceptance of a Variable Funding Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Variable Funding Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder of a Variable Funding Note covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Variable Funding Notes, the Indenture or the other Basic Documents.

     No transfer, sale, pledge or other disposition of a Variable Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment letter in substantially the form attached to the Indenture as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) the Indenture Trustee shall require the transferee to execute an investment letter in substantially the form of Exhibit C to the Indenture, acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. Any Noteholder of a Variable Funding Note that does not execute such a certificate or transfer letter shall be deemed to have made the representations set forth therein. The Noteholder of a Variable Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the

Indenture Trustee, the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Issuer has entered into the Indenture and this Variable Funding Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Variable Funding Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Variable Funding Note, by its acceptance of a Variable Funding Note, agrees to treat the Variable Funding Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Variable Funding Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Variable Funding Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Variable Funding Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2000-HE1 Variable Funding Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the aggregate Note Balance of the Notes, on behalf of the Noteholders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Variable Funding Note (or any one of more predecessor Variable Funding Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Variable Funding Note and of any Variable Funding Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Variable Funding Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2000-HE1 Variable Funding Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

     The term "Issuer" as used in this Variable Funding Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Variable Funding Notes under the Indenture.

     The Variable Funding Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Variable Funding Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Variable Funding Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Variable Funding Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Norwest Bank Minnesota, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Variable Funding Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Variable Funding Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Variable Funding Note.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Variable Funding Note to be duly executed.


                               GMACM HOME EQUITY LOAN TRUST 2000-HE1



                               By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee

Dated:  February 28, 2000

                               By:  ______________________________________
                                          Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within-mentioned Indenture.



                               NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION,
                               not in its individual capacity but solely as Indenture Trustee

Dated: February 28, 2000

                               By:  _______________________________________
                                          Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                         ______________________________
                        (name and address of assignee)

the within Variable Funding Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________, attorney, to transfer said Variable Funding Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ________________________             _____________________________*/
                                             Signature Guaranteed:

                                             _____________________________//





_____________________________
/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      SCHEDULE A

                      GMACM HOME EQUITY LOAN TRUST 2000-HE1
          GMACM Home Equity Loan-Backed Variable Funding Note, Class II

Date    Percentage   Principal   Variable Funding      Authorized Signature
        Interest     Payment     Balance Outstanding   of Indenture Trustee

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

                                    EXHIBIT B


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

            Description of Rule 144A Securities, including numbers:
               ___________________________________________________
               ___________________________________________________
              ____________________________________________________

     The undersigned buyer (the "Buyer"), intends to acquire the Rule 144A Securities described above from the seller (the "Seller").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security form, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Indenture Trustee and the Issuer (as defined in the indenture dated as of February 28, 2000 (the "Indenture"), between GMACM Home Equity Loan Trust 2000-HE1, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, pursuant to Section 4.02 of the Indenture, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, the Buyer has executed this document as of the date set forth below.

______________________________
Print Name of Buyer


By:___________________________
Name:
Title:

Taxpayer Identification:

No.___________________________
Date:_________________________

                                                            ANNEX 1 TO EXHIBIT B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________** in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.







_____________________
** Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

      ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

      ___ State or Local Plan. The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

      ___  Investment Adviser.   The Buyer is an investment adviser registered
           under the Investment Advisers Act of 1940, as amended.

      ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

      ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

      ___  Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" as used herein does not include (i) securities of issuers that are Affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          ___  ___        Will the Buyer be  purchasing  the Rule 144A
          Yes  No         Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                   _________________________________________
                                   Print Name of Buyer

                                   By:______________________________________
                                   Name:
                                   Title:

                                   Date:____________________________________

                                                            ANNEX 2 TO EXHIBIT B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser (as defined below).

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers (each, an "Adviser") that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                   ________________________________________
                                   Print Name of Buyer

                                   By:_____________________________________
                                   Name:___________________________________
                                   Title:__________________________________

                                   IF AN ADVISER:


                                   ________________________________________
                                   Print Name of Buyer

                                   Date:___________________________________

                                    EXHIBIT C


                     FORM OF INVESTOR REPRESENTATION LETTER

_____________, ____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

GMACM Home Equity Loan Trust, 2000-HE1
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890 0001

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0070

Attention:  Corporate Trust Administration

           Re:  Home Equity Loan-Backed Capped Funding Notes,
                Series 2000-HE1

Ladies and Gentlemen:

     ________________ (the "Purchaser") intends to purchase from _____________ (the "Seller") $________________ Capped Funding Notes of Series 2000-HE1 (the "Notes"), issued pursuant to the indenture dated as of February 28, 2000 (the "Indenture"), between GMACM Home Equity Loan Trust, 2000-HE1, as issuer (the "Issuer"), and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

          1. The Purchaser understands that (a) the Notes have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Notes, (c) the Notes may be resold only if registered or qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Indenture contains restrictions regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

                2. The Purchaser is acquiring the Notes for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of clauses (1), (2), (3) or (7) of Rule 501(a) promulgated pursuant to the Act.

                4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Indenture and such other information concerning the Notes, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Notes. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

                5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Note, any interest in any Note or any other similar security from any person in any manner,
      (c) otherwise approach or negotiate with respect to any Note, any interest in any Note or any other similar security with any person in any manner,
      (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Note under the Act, that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                         Very truly yours,


                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________

                                                                  EXECUTION COPY

                                                                      APPENDIX A

                                   DEFINITIONS


     Addition Notice: With respect to the transfer of Subsequent Mortgage Loans to the Issuer pursuant to Section 2.2 of the Purchase Agreement (in substantially the form set forth in Exhibit 3 to such agreement), a notice given to the Rating Agencies, the Indenture Trustee, the Enhancer and the Owner Trustee, which shall be given not later than seven Business Days prior to the related Subsequent Transfer Date, of (i) the Seller's designation of Subsequent Mortgage Loans to be sold to the Issuer, (ii) the aggregate principal balance as of the Subsequent Cut-Off Date of such Subsequent Mortgage Loans and (iii) the Loan Group or Groups into which such Subsequent Mortgage Loans have been assigned.

     Additional Balance: With respect to any HELOC, any future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-Off Date or Subsequent Cut-Off Date, together with all money due or to become due in respect of such Draw; provided, however, that any Draw during the Rapid Amortization Period for the Floating Rate Term Notes, shall be an Excluded Amount, shall not be acquired by the Trust and shall not be an Additional Balance.

     Additional Certificate Balance: With respect to the issuance of Capped Funding Notes pursuant to Section 4.01(d) of the Indenture, the amount, if any, required in accordance with the Opinion of Counsel in connection therewith to be added to the Certificate Balances of the Certificates in accordance with Section
3.12 of the Trust Agreement.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     Aggregate Balance Differential: With respect to any Payment Date and any Variable Funding Note, the sum of all Balance Differentials that have been added to the Variable Funding Balance of such Variable Funding Note prior to such Payment Date.

     Amortization Periods: Collectively, the Managed Amortization Period and the Rapid Amortization Period.

     Appraised Value: With respect to any Mortgaged Property, either (x) the value as generally set forth in an appraisal of such Mortgaged Property used to establish compliance with the underwriting criteria then in effect in connection with the later of the application for the Mortgage Loan secured by such Mortgaged Property or (in the case of a HELOC) any subsequent increase or decrease in the related Credit Limit, or to reduce or eliminate the amount of any primary mortgage insurance, or (y) if the sales price of such Mortgaged Property is considered in accordance with the underwriting criteria applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

     Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of such Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

     Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

     Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     Balance Differential: With respect to any Payment Date:

     (a) during the Revolving Period, for any Class of the Floating Rate Term Notes, the amount, if any, by which (i) the sum of the aggregate Principal Balance of all Subsequent Mortgage Loans and the amount of any Additional Balances transferred to the Trust Estate and included in Loan Group I or II during the related Collection Period exceeds (ii) the sum of (A) Principal Collections for such Loan Group and Collection Period; (B) the amount on deposit in the Funding Account as of such Payment Date and allocable to Loan Group I or II, and (C) the Pre-Funded Amount as of such Payment Date and allocable to Loan Group I or II, as applicable (but only to the extent of the aggregate Principal Balance of Subsequent Mortgage Loans in clause (i) above for any Payment Date other than the Payment Date relating to the end of the Pre-Funding Period); and

     (b) during the Managed  Amortization  Period,  the amount, if any, by which
(i) the amount of any Additional Balances transferred to the Trust Estate and included in Loan Group I or II during the related Collection Period exceeds (ii) Principal Collections for such Loan Groups and Collection Period.

     Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

     Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Insurance Agreement, the Policy, the Servicing Agreement, the Custodial Agreement, any Subsequent Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

     Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

     Billing Cycle: With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

     Book-Entry  Notes:   Beneficial  interests  in  the  Notes,  ownership  and
transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Pennsylvania, Minnesota, Maryland or Delaware are required or authorized by law to be closed.

     Business  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code, 12
Del. Codess.ss.3801 et seq., as the same may be --- ---- -- ---- amended from time to time.

     Capitalized Interest Account: The account established and maintained pursuant to Section 3.19 of the Servicing Agreement.

     Capitalized Interest Requirement: With respect to each Payment Date during the Pre-Funding Period, the excess, if any of (i) the sum of (A) the amount of interest accrued at the applicable Note Rate or Rates on the respective Note Balances for the related Interest Period on the amount on deposit in the Pre-Funding Account as of the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) and (B) the amount of any fees paid to the Enhancer, the Owner Trustee and the Indenture Trustee, over (ii) the amount of reinvestment earnings for the related Interest Period on funds on deposit in the Pre-Funding Account.

     Capped Funding Balance: With respect to any date of determination and Capped Funding Note, the outstanding principal balance of such Capped Funding Note as of such date.

     Capped Funding Note: Any Capped Funding Note issued in connection with an exchange pursuant to Section 4.01(d) of the Indenture.

     Certificate Balance: With respect to any Payment Date and any Certificate, the Initial Certificate Balance, increased by any Additional Certificate Balance added to such Certificate pursuant to Section 3.12 of the Trust Agreement, and any Balance Differential for any Loan Group that is not added to the Variable Funding Balance of any Class of Variable Funding Notes pursuant to Section 4.01(b) of the Indenture, and reduced by all payments of principal on such Certificate prior to such Payment Date.

     Certificate Distribution Amount: For any Payment Date, the amount, if any, distributable on the Certificates pursuant to Section 3.05(a)(xii) of the Indenture.

     Certificate Paying Agent: The meaning specified in Section 3.10 of the Trust Agreement.

     Certificate Percentage Interest: With respect to any Payment Date, the Percentage Interest as stated on the face of such Certificate, which percentage may be recalculated in accordance with Section 3.03 of the Trust Agreement.

     Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

     Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

     Certificates: The certificates in substantially the form set forth in Exhibit A to the Trust Agreement.

     Class: With respect to any Note, all Notes that bear the same class designation, (i.e., the Class A-1 Term Notes as a group, the Class A-2 Term Notes as a group, the Class A-3 Term Notes as a group, the Variable Funding Notes Class I as a group or the Variable Funding Notes Class II as a group).

     Class A-1 Term Notes: The Class A-1 GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1, in substantially the form set forth in Exhibit A-1 to the Indenture.

     Class A-2 Term Notes: The Class A-2 GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1, in substantially the form set forth in Exhibit A-1 to the Indenture.

     Class A-3 Term Notes: The Class A-3 GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1, in substantially the form set forth in Exhibit A-1 to the Indenture.

     Closing Date: February 28, 2000.

     Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     Collateral: The meaning specified in the Granting Clause of the Indenture.

     Collection Period: With respect to any Mortgage Loan and Payment Date, the calendar month preceding any such Payment Date.

     Collections:   With  respect  to  any  Collection   Period,   all  Interest
Collections and Principal Collections during such Collection Period.

     Combined Loan-to-Value Ratio or CLTV: With respect to (a) each HELOC, the ratio, expressed as a percentage, of the sum of (i) the Credit Limit and (ii) any outstanding principal balance, at origination of such HELOC, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value, and (b) with respect to each HEL, the ratio, expressed as a percentage, of the sum of (i) the initial principal balance of such HEL and (ii) any outstanding principal balance, at origination of such HEL, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

     Commission: The Securities and Exchange Commission.

     Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

     Credit Limit: With respect to any HELOC, the maximum Principal Balance permitted under the terms of the related Loan Agreement.

     Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

     Custodial Agreement: Any Custodial Agreement among the Custodian, the Indenture Trustee, the Issuer and the Servicer relating to the custody of the Mortgage Loans and the Related Documents.

     Custodian: Bank of Maryland, a Maryland banking association, and its successors and assigns, or any successor custodian for the Mortgage Files appointed by the Indenture Trustee and reasonably acceptable to the Enhancer and the Servicer.

     Cut-Off Date: February 1, 2000.

     Cut-Off Date Principal Balance: With respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the unpaid principal balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

     Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

     Deficiency Amount: As defined in the Policy.

     Definitive Notes: The meaning specified in Section 4.06 of the Indenture.

     Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

     Depositor:   Residential   Asset  Mortgage   Products,   Inc.,  a  Delaware
corporation, or its successor in interest.

     Depository: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

     Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

     Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

     Draw: With respect to any HELOC, a borrowing by the related Mortgagor under the related Loan Agreement.

     Draw Period: With respect to each HELOC, the period consisting of either the first five, ten or fifteen years after the date of origination of such HELOC, during which the related Mortgagor is permitted to make Draws.

     Due Date: With respect to the Mortgage Loans, the 15th day of the month.

     Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) an account or accounts maintained with a depository institution or trust company, as long as its short term debt obligations are rated P-1 by Moody's and A-1+ by Standard & Poor's (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 by Moody's and AA- by Standard & Poor's (or the equivalent) or better by each Rating Agency, or (iv) a segregated trust account or accounts maintained in the corporate trust division of a depository institution or trust company, acting in its fiduciary capacity, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event (if determined without regard to the Policy).

     Eligible Substitute Loan: A Mortgage Loan substituted by the Seller for a Deleted Loan, which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty set forth in
Section 3.1(b) of the Purchase  Agreement,  other than clauses  (viii),  (xiii),
(xiv), (xxiv), (xxv)(B)(1), (xxv)(B)(2) and (xxvi), as of the date of substitution; (iii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin, respectively, of the Deleted Loan as of the date of substitution;
(iv) have a CLTV at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan and (vi) not be 30 days or more delinquent.

     Enhancer:  MBIA  Insurance  Corporation,   any  successor  thereto  or  any
replacement Enhancer substituted pursuant to the Indenture.

     Enhancer Default: Any failure by the Enhancer to make a payment required under the Policy in accordance with its terms.

     Enhancer Optional Deposit: Amounts deposited by or on behalf of the Enhancer in the Note Payment Account, other than Insured Amounts, to be applied to the Term Notes.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) a default in the payment of the principal of, any installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

     (b) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders or the Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Enhancer or the Noteholders of at least 25% of the aggregate Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

     (c) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (d) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Excess Spread: With respect to each Loan Group, the related Group Excess Spread for such Loan Group.

     Excluded Amount: For any Payment Date during the Rapid Amortization Period for the Floating Rate Term Notes, all Draws made to an obligor under any HELOC during the Rapid Amortization Period which shall not be transferred to the Trust Estate, and the portion of the Principal Collections and Interest Collections for Loan Groups I, II and III for each Collection Period allocated to such Excluded Amount based on a pro rata allocation between the related Excluded Amount and the Principal Balance of such HELOC in proportion to the respective amounts outstanding as of the end of the calendar month preceding such Collection Period.

     Expenses: The meaning specified in Section 7.02 of the Trust Agreement.

     Fannie Mae: Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Final Payment Date: The Payment Date in February 2030.

     Fiscal Year: The fiscal year of the Trust, which shall end on December 31 of each year.

     Floating Rate Term Notes: The Class A-1 and Class A-2 Term Notes.

     Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the Principal Balance of such Liquidated Mortgage Loan (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

     Freddie  Mac:  Freddie  Mac,   formerly  the  Federal  Home  Loan  Mortgage
Corporation, or any successor thereto.

     Funding Account: The account established and maintained pursuant to Section
3.18 of the Servicing Agreement.

     GAAP: Generally accepted accounting principles.

     Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Gross Margin: With respect to any HELOC, the percentage set forth as the "Margin" for such HELOC on the Mortgage Loan Schedule.

     Group Excess Spread: With respect to any Payment Date and Loan Group and without taking into account any Draw on the Policy for such Payment Date, the excess, if any, of (i) Interest Collections for the related Collection Period with respect to Mortgage Loans in such Loan Group over (ii) the sum of (x) the portion of the Servicing Fee and the premium for the Policy allocable to such Loan Group for such Payment Date, and (y) the amounts paid on such Payment Date to the Noteholders of the Term Notes and, with respect to Loan Groups I, II and III only, the Variable Funding Notes pursuant to Section 3.05(a)(i) of the Indenture.

     GMAC: General Motors Acceptance Corporation, and its successors and assigns.

     GMACM: GMAC Mortgage Corporation, and its successors and assigns.

     HEL: Each closed-end, fixed rate home equity loan included in the Trust Estate.

     HELOC: Each adjustable-rate, home equity line of credit included in the Trust Estate.

     Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

     Indenture: The indenture dated as of February 28, 2000 between the Issuer and the Indenture Trustee.

     Indenture Trustee: Norwest Bank Minnesota, National Association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

     Independent:  When used with respect to any specified  Person,  such Person
(i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     Index: With respect to any HELOC, the prime rate from time to time for the adjustment of the Loan Rate set forth as such on the related Loan Agreement.

     Initial Certificate Balance: $0.

     Initial Mortgage Loans: The HELs and HELOCs initially transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

     Initial Aggregate Term Note Balance: $300,000,000.

     Initial Class A-1 Term Note Balance: $225,000,000.

     Initial Class A-2 Term Note Balance: $25,000,000.

     Initial Class A-3 Term Note Balance: $50,000,000.

     Initial Variable Funding Balance: With respect to Class I, $0 and with respect to Class II, $0.

     Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

     Insurance Agreement: The Insurance Agreement dated as of February 1, 2000, among the Servicer, the Seller, the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee and the Enhancer, including any amendments and supplements thereto.

     Insurance Proceeds: Proceeds paid by any insurer (other than the Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the related Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

     Insured Amount: As defined in the Policy.

     Interest Collections: With respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Mortgage Loan) as is paid by the Seller or the Servicer or is collected by the Servicer under the Mortgage Loans, reduced by the Servicing Fee for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

     Interest Coverage Amount: The amount to be paid from proceeds received from the sale of the Notes for deposit into the Capitalized Interest Account pursuant to Section 3.19 of the Servicing Agreement on the Closing Date, which amount initially shall be $561,591.11, and thereafter, shall be the amount computed in accordance with Section 3.19.

     Interest Period: With respect to any Payment Date (other than the first Payment Date) and any Class of Floating Rate Term Notes, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date; and with respect to any Payment Date and the Class A-3 Term Notes, the calendar month preceding such Payment Date.

     Interest Rate Adjustment Date: With respect to each HELOC, the date or dates on which the Loan Rate is adjusted in accordance with the related Loan Agreement.

     Interest Shortfall: On any Payment Date for which the related Note Rate for any Class of Floating Rate Term Notes has been determined pursuant to clause
(ii) of the definition of Note Rate, the excess of (a) the amount of interest that would have accrued on such Class of Term Notes during the related Interest Period had such amount been determined pursuant to clause (i) of the definition of Note Rate (but not at a rate in excess of 14.00% per annum) over (b) the interest actually accrued on such Class of Term Notes during such Interest Period. Interest Shortfalls will not be included as interest payments on the Floating Rate Term Notes for such Payment Date and such amount will accrue interest at the related Note Rate (as adjusted from time to time) and will be paid on future Payment Dates only to the extent funds are available therefor as set forth in Section 3.05(a) of the Indenture.

     Issuer or Trust: The GMACM Home Equity Loan Trust 2000-HE1, a Delaware business trust, or its successor in interest.

     Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     LIBOR: As to any Interest Period, (a) for any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of that Interest Period or (b) with respect to the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

      LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

      Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

     Limited  Reimbursement   Agreement:  The  limited  reimbursement  agreement
entered into by an Affiliate of the Enhancer on the Closing Date.

     Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

     Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting such Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

     Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan in a Loan Group that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the Principal Balance of such Mortgage Loan at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

     Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) if any received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

     Loan Agreement: With respect to a HEL, the promissory note, or, with respect to a HELOC, the credit line agreement, pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

     Loan Group: Each of Loan Group I, Loan Group II and Loan Group III.

     Loan Group I: The HELOCs identified on the Mortgage Loan Schedule as being assigned to Loan Group I.

     Loan Group II: The HELOCs identified on the Mortgage Loan Schedule as being assigned to Loan Group II.

     Loan Group III: The HELs identified on the Mortgage Loan Schedule as being assigned to Loan Group III.

     Loan Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest applicable under the related Loan Agreement.

     Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Loan Agreement has been lost, misplaced or destroyed (together with a copy of the related Loan Agreement, if available).

     Managed Amortization Event: The occurrence of any date prior to the commencement of the Managed Amortization Period on which the amount on deposit in the Funding Account equals or exceeds $10,000,000.

     Managed Amortization Period: As to each Class of Floating Rate Term Notes, the period beginning on the first Payment Date following the end of the related Revolving Period and ending on the earlier of (i) February 28, 2005 and (ii) the occurrence of a Rapid Amortization Event. The Class A-3 Term Notes shall not have a Managed Amortization Period.

     Maximum Loan Rate: With respect to each HELOC, the maximum loan rate thereon specified in the related Loan Agreement.

     Maximum Variable Funding Balance: Shall mean $65,000,000.

     Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in such month.

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

      Mortgage File: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added thereto pursuant to the Purchase Agreement or the Servicing Agreement.

     Mortgage Loan Schedule: The initial schedule of Initial Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing Agreement, and as of each Subsequent Cut-Off Date, any Subsequent Mortgage Loans, which schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Principal Balance, (ii) in the case of a HELOC, the Credit Limit and Gross Margin, (iii) the name of the related Mortgagor, (iv) in the case of a HELOC, the Maximum

Loan Rate, if any, (v) the loan number, (vi) the lien position of the related Mortgage and (vii) the Loan Group into which such Mortgage Loan has been assigned.

     Mortgage Loans: At any time, all Initial Mortgage Loans and Subsequent Mortgage Loans, including Additional Balances, if any, that have been sold to the Issuer pursuant to, in the case of Initial Mortgage Loans, the Trust Agreement, or, in the case of Subsequent Mortgage Loans, a Subsequent Transfer Agreement, together with all monies due or become due thereunder or the Related Documents, and that remain subject to the terms thereof.

     Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

     Mortgagor: The obligor or obligors under a Loan Agreement.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses (but not including the portion, if any, of such amount that exceeds the Principal Balance of such Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan).

     Net Loan Rate: With respect to any Payment Date and Loan Group I or II, the weighted average of the Loan Rates of the Mortgage Loans in each such Loan Group as of the first day of the calendar month in which the related Interest Period begins, net of the premium rate on the Policy, the Servicing Fee Rate and, beginning on the thirteenth Payment Date, 0.50% (50 basis points), adjusted to an effective rate reflecting interest calculated on the basis of a 360-day year assumed to consist of twelve 30-day months.

     Net Principal Collections: With respect to any Payment Date and Loan Group I or II, the excess, if any, of Principal Collections for such Loan Group for such Payment Date over the aggregate amount of Additional Balances created during the related Collection Period, conveyed to the Issuer and assigned to such Loan Group.

     Net Worth: As of any date of determination, the net worth of GMACM and its consolidated subsidiaries, as determined in accordance with GAAP.

     Note Balance: The Term Note Balance or the Variable Funding Balance, as the context may require.

     Note Owner or Owner: The Beneficial Owner of a Note.

     Note Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Note Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

     Note Rate: As to the Notes, the following rates:

               Class A-1 Term Notes: a floating rate equal to the least of (i) LIBOR plus 0.25% per annum (or, on any Payment Date on which the aggregate Term Note Balance of such Class is less than 10% of the Initial Class A-1 Term Note Balance, LIBOR plus 0.50% per annum), (ii) the related Net Loan Rate and (iii) 14.00% per annum;

               Class A-2 Term Notes: a floating rate equal to the least of (i) LIBOR plus 0.28% per annum (or, on any Payment Date on which the aggregate Term Note Balance of such Class is less than 10% of the Initial Class A-2 Term Note Balance, LIBOR plus 0.56% per annum), (ii) the related Net Loan Rate and (iii) 14.00% per annum;

               Class A-3 Term Notes: a fixed rate equal to 7.95% per annum (or, on any Payment Date on which the aggregate Term Note Balance of such Class is less than 10% of the Initial Class A-3 Term Note Balance, a fixed rate equal to 8.45% per annum); and

               Variable Funding Notes or any Capped Funding Notes: a per annum floating rate equal to the least of (i) LIBOR plus a margin agreed to in writing between the Noteholder of such Note and the Indenture Trustee, which margin, subject to the prior written approval of the Enhancer in its sole discretion, shall not significantly exceed the margin applicable to the Class A-2 Term Notes (or, on any Payment Date on which the aggregate Variable Funding Balance is less than 10% of the initial aggregate Variable Funding Balance, LIBOR plus twice the agreed upon margin), (ii) the related Net Loan Rate for the related Loan Group or Groups and (iii) 14.00% per annum.

     Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

     Note Registrar: The Indenture Trustee, in its capacity as Note Registrar.

     Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof establishes to the satisfaction of the Indenture Trustee or the Owner Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

     Notes: The Term Notes or the Variable Funding Notes, as the context may require.

     Officer's Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the

Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     Opinion of Counsel: A written opinion of counsel of a law firm reasonably acceptable to the recipient thereof. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable.

     Original Pre-Funded Amount: The amount deposited from the proceeds of the sale of the Securities into the Pre-Funding Account on the Closing Date, which amount is $74,144,747.

     Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

          (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

     Overcollateralization Amount: With respect to any Loan Group and Payment Date, the amount (but not less than zero), if any, by which (a) the sum of the outstanding Principal Balance of the Mortgage Loans in such Loan Group as of the close of business on the last day of the related Collection Period, together with the related portion of the property of the Issuer allocable to such Loan Group (including the allocable portion of the Pre-Funded Amount (excluding any investment earnings thereon) and amounts on deposit in the Funding Account (excluding any investment earnings thereon) and the Reserve Account), exceeds
(b) the Note Balance of the related Class of Term Notes, together with, in the case of Loan Groups I and II only, the portion, if any, of the Variable Funding Notes related to such Loan Group.

     Overcollateralization Target Amount: As to any Loan Group and Payment Date prior to the thirtieth (30th) Payment Date, an amount equal to the sum of (i) 1.75% of the Note Balance of the related Class of Term Notes as of the Closing Date, together with, in the case of Loan Groups I and II only, the portion, if any, of the Variable Funding Notes related to such Loan Group (after taking into account the payment of the Principal Distribution Amount for such Loan Group on such Payment Date) and (ii) 100% of the Principal Balances of all Mortgage Loans in such Loan Group that are 180 or more days contractually delinquent as of the last day of the related Collection Period, and as to any Loan Group and Payment Date on or after the thirtieth (30th) Payment Date, an amount equal to the lesser of (x) the amount described in clauses (i) and (ii) and (y) the sum of
(1) 3.50% of the Pool Balance for the related Loan Group and (2) 100% of the Principal Balances of all Mortgage Loans in such Loan Group that are 180 or more days contractually delinquent as of the last day of the related Collection Period.

     Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as owner trustee, and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

     Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to
Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

     Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

     Percentage Interest: With respect to any Note and Payment Date, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balance of all Notes prior to such Payment Date. With respect to any Certificate and Payment Date, the percentage obtained by dividing the Certificate Balance of such Certificate by the aggregate Certificate Balance of all Certificates prior to such Payment Date.

     Permitted Investments: One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof; provided, that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

          (iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further, that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further, that if the only Rating Agency is Standard & Poor's and the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

          (iv) commercial paper (having original maturities of not more than 365 days)of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided, that such commercial paper shall have a remaining maturity of not more than 30 days;

          (v) a money market fund or a qualified investment fund rated by each Rating Agency in one of its two highest long-term rating category available including any fund advised by the Indenture Trustee or an Affiliate thereof;

          (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer, as evidenced in writing; provided, that if the Servicer or any other Person controlled by the Servicer is the issuer or the obligor of any obligation or security described in this clause
               (vi), such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Mortgage Loans; and

          (vii)GMAC Variable Denomination Adjustable Rate Demand Notes constituting unsecured, senior debt obligations of General Motors Acceptance Corporation as outlined in the prospectus dated June 17, 1998 rated by each Rating Agency in its highest short-term rating category available;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

     Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Plan: The meaning specified in Section 3.05 of the Trust Agreement.

     Plan Assets: The meaning specified in Section 3.05 of the Trust Agreement.

     Policy: The Note Guaranty Insurance Policy #31556, dated as of the Closing Date, issued by the Enhancer.

     Policy Draw Amount: With respect to any Payment Date, the Insured Amount.

     Pool Balance: With respect to any date, the aggregate Principal Balance of all Mortgage Loans as of such date and (during the Pre-Funding Period) the Pre-Funded Amount.

     Pre-Funded Amount: With respect to any date of determination during the Pre-Funding Period, the amount on deposit in the Pre-Funding Account.

     Pre-Funding  Account:  The account  established and maintained  pursuant to
Section 3.17 of the Servicing Agreement.

     Pre-Funding Period: The period commencing on the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) May 28, 2000 or (iii) the occurrence of a Rapid Amortization Event.

     Predecessor Note: With respect to any Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition, any Note authenticated and delivered under Section
4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

     Principal Balance: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance, plus (i) with respect to a HELOC, any Additional Balances in respect of such HELOC conveyed to the Trust, minus (ii) all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Loan Agreement (except, with respect to a HELOC, any such collections that are allocable to any Excluded Amount) and applied in reduction of the Principal Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

     Principal Collections: With respect to any Payment Date and Mortgage Loan in a Loan Group, the aggregate of the following amounts:

          (i) the total amount of payments made by or on behalf of the related Mortgagor, received and applied as payments of principal on such Mortgage Loan during the related Collection Period, as reported by the Servicer or the related Subservicer;

          (ii) any Liquidation Proceeds allocable as a recovery of principal received in connection with such Mortgage Loan during the related Collection Period;

          (iii)if such Mortgage Loan was repurchased by the Seller pursuant to the Purchase Agreement during the related Collection Period, 100% of the Principal Balance thereof as of the date of such purchase and if any Eligible Substitute Loan is substituted for a Deleted Loan, the related Substitution Adjustment Amount; and

          (iv) any other amounts received as payments on or proceeds of such Mortgage Loan during the Collection Period, to the extent applied in reduction of the Principal Balance thereof;

provided, that Principal Collections shall be reduced by any amounts withdrawn from the Custodial Account pursuant to clauses (c), (i), (j) and (l) of Section
3.03 of the Servicing Agreement, and shall not include any portion of such amounts attributable to any Excluded Amount in respect of any Mortgage Loan that are allocable to principal of such Mortgage Loan and not otherwise excluded from the amounts specified in (i) through (iv) above.

     Principal Distribution Amount: For any Payment Date and Loan Group (i) during the Revolving Period, the amount, if any, transferred from the Pre-Funding Account to the Note Payment Account related to such Loan Group, pursuant to Section 3.17(b) of the Servicing Agreement, (ii) during the Managed Amortization Period, Net Principal Collections for the Mortgage Loans in such Loan Group, and (iii) during the Rapid Amortization Period, Principal Collections for the Mortgage Loans in such Loan Group; provided, that on any Payment Date during the Amortization Periods, the Principal Distribution Amount for such Payment Date and Loan Group shall include, from the Excess Spread, to the extent available, or, to the extent not available, from a draw on the Policy (but only to the extent the Overcollateralization Amount for such Loan Group is zero), an amount equal to the aggregate of the Liquidation Loss Amounts for such Payment Date and Loan Group.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Program Guide: The GMACM Home Equity Servicing Guidelines.

     Prospectus Supplement: The prospectus supplement dated February 25, 2000, relating to the Term Notes.

     Purchase Agreement: The mortgage loan purchase agreement dated as of February 28, 2000, among the Seller, the Purchaser, the Issuer and the Indenture Trustee.

     Purchase Price: The meaning specified in Section 2.6(a) of the Purchase Agreement.

     Purchaser: Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

     Rapid Amortization Event: Any one of the following events:

     (a) the failure on the part of the Seller (i) to make any payment or deposit required to be made under the Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Enhancer; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

     (b) if any representation or warranty made by the Seller in the Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 45 days with respect to any representation or warranty of the Seller made in Section 3.1(a) of the Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) of the Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Enhancer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

     (c) the entry against the Seller of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

     (d) the Seller shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Seller or the Issuer or of or relating to all or substantially all of its property; or the Seller or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

     (e) the Issuer shall become subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

     (f) a Servicing Default shall occur and be unremedied under the Servicing Agreement and a qualified successor Servicer shall not have been appointed;

     (g) the occurrence of a draw on the Policy and the failure by the Servicer to reimburse the Enhancer for any amount owed to the Enhancer pursuant to the Insurance Agreement on account of the draw, which failure continues unremedied for a period of 90 days after written notice to the Servicer;

     (h) the Issuer is determined to be an association (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes; or

     (i) an event of default under the Insurance Agreement (except for a default by the Enhancer, unless such Enhancer cannot be replaced without additional expense).

     (j) In the case of any event described in (a), (b), (f), (g) or (i), a Rapid Amortization Event shall be deemed to have occurred only if, after any applicable grace period described in such clauses, any of the Indenture Trustee, the Enhancer or, with the consent of the Enhancer, Securityholders evidencing not less than 51% of the aggregate Securities Balance, by written notice to the Seller, the Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Enhancer or the Securityholders), declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (h), a Rapid Amortization Event shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Securityholders or the Enhancer immediately upon the occurrence of such event; provided, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

     Rapid Amortization Period: As to each Class of Floating Rate Term Notes, the period beginning on the earlier of (i) the first Payment Date following the end of the Managed Amortization Period and (ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer; and as to the Class A-3 Term Notes, the period beginning on the earlier of (i) the first Payment Date following the end of the related Revolving Period and (ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer.

     Rating Agency: Each of Moody's and Standard & Poor's, or, if either such organization or a successor thereto is no longer in existence, such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's; and in the case of any other Rating Agency, such equivalent rating.

     Rating Event: The qualification, reduction or withdrawal by a Rating Agency of its then-current rating of the Notes.

     Record Date: With respect to the Floating Rate Term Notes and any Payment Date, the close of business on the last Business Day preceding such Payment Date and with respect to the Class A-3 Term Notes, the Certificates or the Variable Funding Notes and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

     Reference Bank Rate: With respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Note Balance of the Notes; provided, that at least two Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer and the Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Notes. If no such quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Interest Period.

     Reference Banks: Barclays Bank plc, National Westminster Bank and Bankers Trust Company.

     Related Documents: With respect to each Mortgage Loan, the documents specified in Section 2.1(c) of the Purchase Agreement and any documents required to be added to such documents pursuant to the Purchase Agreement, the Trust Agreement or the Servicing Agreement.

     Relief Act Shortfalls: With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the shortfall, if any, equal to (i) one month's interest on the Principal Balance of such Mortgage Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

     REO Property: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

     Repurchase Event: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date with respect to an Initial Mortgage Loan or the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are customarily accepted for similar loans and (D) other matters to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Loan Agreement has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Loan Agreement.

     Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the Purchase Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as of the second to last day in such month) on the outstanding Principal Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase. No portion of any Repurchase Price shall be included in any Excluded Amount for any Payment Date during the Rapid Amortization Period.

     Reserve Account: The account established and maintained pursuant to Section
3.20 of the Servicing Agreement.

     Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Revolving Period: As to each Class of Floating Rate Term Notes, the period beginning on the Closing Date and ending on the earlier of (i) February 28, 2001 and (ii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event; and as to the Class A-3 Term

Notes, the period beginning on the Closing Date and ending on the earlier of (i) June 28, 2000 and (ii) the occurrence of a Rapid Amortization Event.

     Rolling Six-Month Annualized Liquidation Loss Amounts: With respect to any Determination Date, the product of (i) the aggregate Liquidation Loss Amounts as of the end of each of the six Collection Periods immediately preceding such Determination Date divided by the Initial Pool Balance and (ii) two (2).

     Secretary of State: The Secretary of State of the State of Delaware.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Securities Balance: the Term Note Balance, Variable Funding Balance or Certificate Balance, as the context may require.

     Security: A Certificate or a Note, as the context may require.

     Securityholder: Any Noteholder or Certificateholder.

     Seller: GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

     Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

     Servicing Agreement: The servicing agreement dated as of February 28, 2000 among the Servicer, the Issuer and the Indenture Trustee.

     Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

     Servicing Default: The meaning specified in Section 7.01 of the Servicing Agreement.

     Servicing Fee: With respect to any Mortgage Loan and any Collection Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

     Servicing Fee Rate: 0.50% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Enhancer) by the Servicer, as such list may be amended from time to time.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

     Stated Value: With respect to any Mortgage Loan, the stated value of the related Mortgaged Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

     Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan, the date specified in the related Subsequent Transfer Agreement.

     Subsequent Cut-Off Date Principal Balance: With respect to any Subsequent Mortgage Loan, the Principal Balance thereof as of the related Subsequent Cut-Off Date.

     Subsequent Mortgage Loan: A HEL or HELOC sold by the Seller to the Issuer pursuant to Section 2.2 of the Purchase Agreement, such HEL or HELOC being identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

     Subsequent Transfer Agreement: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Seller and the Issuer substantially in the form of Exhibit 2 to the Purchase Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

     Subsequent   Transfer  Date:  With  respect  to  each  Subsequent  Transfer
Agreement, the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

     Subservicer: Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

     Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

     Substitution Adjustment Amount: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

     Tangible Net Worth: Net Worth, less the sum of the following (without duplication): (a) any other assets of GMACM and its consolidated subsidiaries that would be treated as intangibles under GAAP including, without limitation, any write-up of assets (other than adjustments to market value to the extent required under GAAP with respect to excess servicing, residual interests in offerings of asset-backed securities and asset-backed securities that are interest-only securities), good-will, research and development costs, trade-marks, trade names, copyrights, patents and unamortized debt discount and expenses and (b) loans or other extensions of credit to officers of GMACM or its consolidated subsidiaries other than mortgage loans made to such Persons in the ordinary course of business.

     Tax Matters Partner: GMACM, as initial Certificateholder.

     Telerate Screen Page 3750: The display page so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace such page on such service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Issuer after consultation with the Indenture Trustee), the rate shall be the Reference Bank Rate.

     Term Note Balance: With respect to any Payment Date and any Class of Term Notes, the Initial Term Note Balance of such Class reduced by all payments of principal on such Class prior to such Payment Date.

     Term Notes: The GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1, Class A-1, Class A-2 and Class A-3.

     Transfer Date: As defined in Section 3.15(c) of the Servicing Agreement.

     Transfer Notice Date: As defined in Section 3.15(c) of the Servicing Agreement.

     Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

     Trust Agreement: The trust agreement dated as of February 28, 2000, between the Owner Trustee and the Depositor.

     Trust Estate: The meaning specified in the Granting Clause of the Indenture.

     Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

     UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     Underwriter: Bear, Stearns & Co. Inc. and Newman & Associates.

     Underwriting Agreement: The underwriting agreement dated February 25, 2000, between the Depositor and the Underwriter.

     Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

     Unpaid Principal Amount: As defined in Section 3.05(a) of the Indenture.

     Variable Funding Balance: With respect to any Payment Date and any Variable Funding Notes, the Initial Variable Funding Balance thereof prior to such Payment Date (a) increased by the Aggregate Balance Differential for such Variable Funding Note immediately prior to such Payment Date and (b) reduced by all distributions of principal thereon prior to such Payment Date.

     Variable Funding Notes: The GMACM Home Equity Loan-Backed Variable Funding Notes, Series 2000-HE1, Class I and Class II, including any Capped Funding Notes.